Series Number:  8
For period ending 5/31/13

48)	Investor, A & C
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.453%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.253%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   49,167
                                Institutional Class              45,329
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                1,691
                                C Class                                                                                 349

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2875
                               Institutional Class                                                      $0.3110
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2583
        C Class                                            $0.1704

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           175,788
                              Institutional Class     167,058
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   6,750
                                    C Class                                                             2,206

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $11.61
                                Institutional Class                                $11.61
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $11.61
                                    C Class                                                                 $11.60

Series Number:  10
For period ending 5/31/13

48)	Investor, A & C
First $1 billion  0.700%
Next $1 billion  0.648%
Next $3 billion  0.618%
Next $5 billion  0.598%
Next $15 billion   0.585%
Next $25 billion   0.583%
Over $50 billion   0.583%

Institutional
First $1 billion 0.500%
Next $1 billion 0.448%
Next $3 billion 0.418%
Next $5 billion 0.398%
Next $15 billion 0.385%
Next $25 billion 0.383%
Over $50 billion 0.383%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   11,070
                                Institutional Class              411
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 3,948
                                C Class                                                                                 1,097

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.4014
                               Institutional Class                                                      $0.4207
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3776
        C Class                                            $0.3058

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           27,795
                              Institutional Class     447
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   10,969
                                    C Class                                                              3,652

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $9.55
                                Institutional Class                                $9.56
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $9.55
                                    C Class                                                                 $9.55

Series Number:  11
For period ending 5/31/13

48)	Investor, A & C
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.453%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.253%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   1,677
                                Institutional Class              6
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 508
                                C Class                                                                                 74

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.3300
                               Institutional Class                                                      $0.3536
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3004
        C Class                                            $0.2117

74U)           1. Number of shares outstanding (000's omitted)
                              Investor Class           5,540
                              Institutional Class     37
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  1,572
                                    C Class                                                              286

74V)           1. Net asset value per share (to nearest cent)
                                Investor Class                                $ 11.74
                                Institutional Class                                $ 11.73
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                                $ 11.73
                                    C Class                                                                 $ 11.74

Series Number:  12
For period ending 5/31/13

48)	Investor, A & C
First $1 billion 0.730%
Next $1 billion 0.678%
Next $3 billion 0.648%
Next $5 billion 0.628%
Next $15 billion 0.615%
Next $25 billion 0.613%
Over $50 billion 0.613%

Institutional
First $1 billion 0.530%
Next $1 billion 0.478%
Next $3 billion 0.448%
Next $5 billion 0.428%
Next $15 billion 0.415%
Next $25 billion 0.413%
Over $50 billion 0.413%

72DD)                      1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   197
                                Institutional Class              37
           2. Dividends for a second class of open-end company shares
                                A Class                                                                                 222
                                C Class                                                                                 28

73A)           1. Dividends from net investment income
                                Investor Class                                                                           $0.2597
                               Institutional Class                                                      $0.2803
           2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2357
        C Class                                            $0.1633